UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 2, 2013, Select Income REIT, or SIR, issued and sold to the public 10,500,000 of its common shares of beneficial interest in a registered public offering, for a purchase price to the public of $28.25 per common share.  According to its public filings, SIR estimates that its net proceeds from this offering, after deducting the underwriting discount and other estimated offering expenses payable by SIR, will be $283.6 million.  We own 22,000,000 common shares of SIR.  We did not sell any of our 22,000,000 SIR common shares in the SIR public offering.  We did not receive any proceeds from the SIR public offering.  Prior to completion of this offering, our 22,000,000 common shares of SIR represented approximately 56.0% of SIR’s outstanding common shares, and SIR was one of our consolidated subsidiaries.  Following completion of this offering, our 22,000,000 common shares of SIR represent approximately 44.2% of SIR’s outstanding common shares and SIR ceased to be our consolidated subsidiary.  Since our ownership percentage in SIR is now below 50%, for accounting purposes we are required to deconsolidate our investment in SIR, record our investment in SIR in equity investments and account for such investment under the equity method.  We are filing this Current Report on Form 8-K and related Pro Forma Financial Information as a result of the required deconsolidation pursuant to guidance in the Financial Reporting Manual of the Division of Corporation Finance of the Securities and Exchange Commission, or SEC.  This is a deconsolidation and disposition for accounting purposes for us.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K INCLUDES CERTAIN PRO FORMA FINANCIAL STATEMENTS.  FOR THE REASONS STATED HEREIN, AMONG OTHERS, THESE PRO FORMA FINANCIAL STATEMENTS ARE NOT NECESSARILY INDICATIVE OF ACTUAL OR EXPECTED RESULTS OF OPERATIONS FOR ANY FUTURE PERIOD.  FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements, which include the deconsolidation for accounting purposes of our ownership in SIR as a result of the public offering by SIR of 10,500,000 of SIR’s common shares and our previously disclosed sale of all 9,950,000 common shares of Government Properties Income Trust that we owned as reported in our Current Report on Form 8-K filed with the SEC on March 18, 2013.  These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from many factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to existing leases or leases we may enter into during 2013, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

(b)                                 Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2013	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

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COMMONWEALTH REIT

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 is intended to present our consolidated financial position as if the public offering by Select Income REIT, or SIR, of 10,500,000 of its common shares was completed on March 31, 2013.  The following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 are intended to present our results of continuing operations as if the public offering by SIR of 10,500,000 of its common shares and our sale of all 9,950,000 common shares of Government Properties Income Trust, or GOV, that we owned had been completed as of January 1, 2012.  The following unaudited pro forma condensed consolidated statements of operations should be read in conjunction with our financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2013 and our Annual Report on Form 10-K for the year ended December 31, 2012, which include certain data relating to discontinued operations not included in the unaudited pro forma condensed consolidated statements of operations included in this Current Report on Form 8-K.  These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of our expected financial position and results of operations for any future period.  Differences could result from many factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to existing leases or leases we may enter into during 2013, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2013

(dollars in thousands)

	Historical	The SIR Public Offering (A)	Pro Forma
ASSETS:
Real estate properties	$7,989,769	$(1,445,689)	$6,544,080
Accumulated depreciation	(1,047,697)	51,162	(996,535)
	6,942,072	(1,394,527)	5,547,545
Properties held for sale	159,501	—	159,501
Acquired real estate leases, net	416,763	(101,372)	315,391
Equity investments	11,394	501,830	513,224
Cash and cash equivalents	48,692	(17,223)	31,469
Other assets, net	504,246	(58,822)	445,424
Total assets	$8,082,668	$(1,070,114)	$7,012,554

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Revolving credit facility	$135,000	$—	$135,000
SIR revolving credit facility	238,000	(238,000)	—
Senior unsecured debt, net	2,304,229	(350,000)	1,954,229
Mortgage notes payable, net	980,985	(27,616)	953,369
Liabilities related to properties held for sale	1,994	—	1,994
Assumed real estate lease obligations, net	66,576	(20,263)	46,313
Other liabilities	229,154	(35,537)	193,617
Shareholders’ equity:
Shareholders’ equity attributable to CommonWealth REIT:
Preferred shares	633,661	—	633,661
Common shares	1,183	—	1,183
Additional paid in capital	4,212,082	—	4,212,082
Cumulative net income	2,412,567	—	2,412,567
Cumulative other comprehensive income	2,577	—	2,577
Cumulative common distributions	(2,993,520)	—	(2,993,520)
Cumulative preferred distributions	(540,518)	—	(540,518)
Total shareholder’s equity attributable to CommonWealth REIT	3,728,032	—	3,728,032
Noncontrolling interest in consolidated subsidiary	398,698	(398,698)	—
Total shareholders’ equity	4,126,730	(398,698)	3,728,032
Total liabilities and shareholders’ equity	$8,082,668	$(1,070,114)	$7,012,554

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Three Months Ended March 31, 2013

(amounts in thousands, except per share data)

	Historical	Sale of GOV Shares (B)	The SIR Public Offering (C)	Pro Forma
REVENUES:
Rental income	$275,048	$—	$(43,860)	$231,188

EXPENSES:
Operating expenses	109,659	—	(7,874)	101,785
Depreciation and amortization	66,523	—	(6,665)	59,858
General and administrative	17,266	—	(2,719)	14,547
Acquisition related costs	628	—	(533)	95
Total expenses	194,076	—	(17,791)	176,285

Operating income	80,972	—	(26,069)	54,903

Interest and other income	458	—	—	458
Interest expense	(52,344)	1,018	3,473	(47,853)
Loss on early extinguishment of debt	(60,027)	—	—	(60,027)
Equity in earnings of investees	4,262	(4,111)	9,925	10,076
Gain on sale of equity investment	66,293	(66,293)	—	—
Income (loss) from continuing operations before income tax expense	39,614	(69,386)	(12,671)	(42,443)
Income tax expense	(988)	—	40	(948)
Income (loss) from continuing operations before gain on sale of properties	38,626	(69,386)	(12,631)	(43,391)
Gain on sale of properties	1,596	—	—	1,596
Net income (loss) from continuing operations	40,222	(69,386)	(12,631)	(41,795)
Net income from continuing operations attributable to noncontrolling interest in consolidated subsidiary	(9,957)	—	9,957	—
Net income (loss) from continuing operations attributable to CommonWealth REIT	30,265	(69,386)	(2,674)	(41,795)
Preferred distributions	(11,151)	—	—	(11,151)
Net income (loss) from continuing operations available for CommonWealth REIT common shareholders	$19,114	$(69,386)	$(2,674)	$(52,946)

Weighted average common shares outstanding — basic and diluted	94,154			94,154

Basic and diluted earnings per common share attributable to CommonWealth REIT common shareholders:
Income (loss) from continuing operations	$0.20			$(0.56)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2012

(amounts in thousands, except per share data)

	Historical	Sale of GOV Shares (D)	The SIR Public Offering (E)	Pro Forma
REVENUES:
Rental income	$1,013,092	$—	$(122,316)	$890,776

EXPENSES:
Operating expenses	419,681	—	(23,122)	396,559
Depreciation and amortization	245,729	—	(14,860)	230,869
General and administrative	51,697	—	(8,074)	43,623
Acquisition related costs	5,648	—	(2,469)	3,179
Total expenses	722,755	—	(48,525)	674,230

Operating income	290,337	—	(73,791)	216,546

Interest and other income	1,428	—	—	1,428
Interest expense	(204,244)	1,615	7,565	(195,064)
Loss on early extinguishment of debt	(1,895)	—	—	(1,895)
Equity in earnings of investees	11,420	(10,836)	28,987	29,571
Gain on issuance of shares by an equity investee	7,246	—	—	7,246
Income from continuing operations before income tax expense	104,292	(9,221)	(37,239)	57,832
Income tax expense	(3,207)	—	290	(2,917)
Income from continuing operations	101,085	(9,221)	(36,949)	54,915
Income from continuing operations attributable to noncontrolling interest in consolidated subsidiary	(15,576)	—	15,576	—
Income from continuing operations attributable to CommonWealth REIT	85,509	(9,221)	(21,373)	54,915
Preferred distributions	(51,552)	—	—	(51,552)
Excess redemption price paid over carrying value of preferred shares	(4,985)	—	—	(4,985)
Income (loss) from continuing operations available for CommonWealth REIT common shareholders	$28,972	$(9,221)	$(21,373)	$(1,622)

Weighted average common shares outstanding — basic and diluted	83,750			83,750

Basic and diluted earnings per common share attributable to CommonWealth REIT common shareholders:
Income (loss) from continuing operations	$0.35			$(0.02)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments as of March 31, 2013

(A)             Represents the deconsolidation of SIR as a result of the SIR public offering and the related reclassification to equity investments of the assets and liabilities of SIR, net of noncontrolling interest.  On July 2, 2013, SIR issued and sold to the public 10,500,000 of its common shares of beneficial interest in a registered public offering, for a purchase price to the public of $28.25 per common share.  We own 22,000,000 common shares of SIR.  We did not sell any of our 22,000,000 SIR common shares in the SIR public offering.  We did not receive any proceeds from the SIR public offering.  Prior to completion of this offering, our 22,000,000 common shares of SIR represented approximately 56.0% of SIR’s outstanding common shares, and SIR was one of our consolidated subsidiaries.  Following completion of this offering, our 22,000,000 common shares of SIR represent approximately 44.2% of SIR’s outstanding common shares and SIR ceased to be our consolidated subsidiary.  Since our ownership percentage in SIR is now below 50%, for accounting purposes we are required to deconsolidate our investment in SIR, record our investment in SIR in equity investments and account for such investment under the equity method.  We are filing this Current Report on Form 8-K and related Pro Forma Financial Information as a result of the required deconsolidation pursuant to guidance in the Financial Reporting Manual of the Division of Corporation Finance of the SEC.  This is a deconsolidation and disposition for accounting purposes for us.  Details of the deconsolidation of SIR are as follows:

	Deconsolidate SIR	Retained Interest in SIR		Total Pro Forma Adjustments
ASSETS:
Real estate properties	$(1,445,689)	$—		$(1,445,689)
Accumulated depreciation	51,162	—		51,162
	(1,394,527)	—		(1,394,527)
Acquired real estate leases, net	(101,372)	—		(101,372)
Equity investments	(5,697)	507,527	(1)	501,830
Cash and cash equivalents	(17,223)	—		(17,223)
Other assets, net	(58,822)	—		(58,822)
Total assets	$(1,577,641)	$507,527		$(1,070,114)

LIABILITIES AND SHAREHOLDERS’ EQUITY:
SIR revolving credit facility	$(238,000)	$—		$(238,000)
Senior unsecured debt, net	(350,000)	—		(350,000)
Mortgage notes payable, net	(27,616)	—		(27,616)
Assumed real estate lease obligations, net	(20,263)	—		(20,263)
Other liabilities	(35,537)	—		(35,537)
SIR’s total shareholders’ equity	(906,225)	906,225		—
Noncontrolling interest in consolidated subsidiary	—	(398,698)		(398,698)
Total liabilities and shareholders’ equity	$(1,577,641)	$507,527		$(1,070,114)

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments as of March 31, 2013 (continued)

(1)         Represents our investment in SIR after the SIR public offering, accounted for under the equity method, as follows:

Carrying value of SIR’s net assets and liabilities	$906,225
Noncontrolling interest	(398,698)
Equity investment in SIR	$507,527

SIR is a real estate investment trust that is primarily focused on owning and investing in net leased, single tenant properties and was a 100% owned subsidiary of ours until SIR’s initial public offering in March 2012, or the SIR IPO.  As of March 31, 2013, SIR owned 100 of our properties with approximately 25,372,000 square feet, including 79 properties with approximately 21,404,000 square feet that were wholly owned by us prior to the SIR IPO.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Three Months Ended March 31, 2013

(B)             Represents the effect on equity in earnings of investees and gain on sale of equity investment from the sale of all 9,950,000 common shares of GOV that we owned, and the reduction in interest expense related to the application of the net proceeds from this sale to repay amounts outstanding under our revolving credit facility, only to the extent that borrowings were outstanding during 2013, as if these transactions occurred on January 1, 2012.

(C)             Represents the deconsolidation of SIR as a result of the SIR public offering described in Note A, and the effect on our condensed consolidated statement of operations as if that SIR public offering occurred on January 1, 2012.  Equity in earnings of investees represents approximately 44.2% of SIR’s net income for the three months ended March 31, 2013.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Year Ended December 31, 2012

(D)             Represents the effect on equity in earnings of investees from the sale of all 9,950,000 common shares of GOV that we owned, and the reduction in interest expense related to the application of the net proceeds from this sale to repay amounts outstanding under our revolving credit facility, only to the extent that borrowings were outstanding during 2012, as if these transactions occurred on January 1, 2012.

(E)              Represents the deconsolidation of SIR as a result of the SIR public offering described in Note A, and the effect on our condensed consolidated statement of operations as if that SIR public offering occurred on January 1, 2012.  Equity in earnings of investees represents approximately 44.2% of SIR’s net income for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  July 9, 2013

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